Prudential World Fund, Inc.
PGIM QMA International Equity Fund

Supplement dated July 25, 2018 to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

Effective July 31, 2018, George N. Patterson, PhD, CFA, CFP, will replace Jacob Pozharny, PhD as a portfolio manager for the Fund. John Van Belle, PhD, Wen Jin, PhD, CFA and Vlad Shutoy, MS will continue to serve as portfolio managers for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.	All references and information pertaining to Jacob Pozharny are hereby removed.

2.	The table in the section of the Summary Prospectus and Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Patterson:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	George N. Patterson, PhD, CFA, CFP	Managing Director	July 2018

3.	The section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is revised by adding the following professional biography for Mr. Patterson:

George N. Patterson, PhD, CFA, CFP, is a Managing Director and Co-Head of QMA’s Quantitative Equity team. In this capacity, he oversees portfolio management, investment research and new product development. Prior to joining QMA, George was Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was Co-Founder and a Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in Physics from the Massachusetts Institute of Technology and a PhD in Physics from Boston University.

4.	In Part I of the SAI, the table entitled “The Fund’s Portfolio Managers: Information About Other Accounts Managed” is revised by adding the following information pertaining to Mr. Patterson:
Subadviser	Portfolio Managers	Registered Investment Companies*/Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets
Quantitative Management Associates LLC	George N. Patterson, PhD, CFA, CFP	5/$3,766,814,009	9/$3,137,070,021	30/$6,882,920,122 10/$2,256,133,620

Information in the above table is as of June 30, 2018.
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

5.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Patterson:
Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Quantitative Management Associates LLC	George N. Patterson, PhD, CFA, CFP	$1 - $10,000

Information in the above table is as of June 30, 2018.

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other PGIM Funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for George N. Patterson’s investment in the Fund is as follows: None.

LR1088